--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                January 31, 1997

Dear Trust Shareholder:

     The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

     Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

     BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

     This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                  -------------------------
Laurence D. Fink                                           Ralph L. Schlosstein
Chairman                                                   President

                                                                January 31, 1997
Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:


                                -------------------------------------------------------------------
                                   12/31/96      12/31/95        CHANGE          HIGH           LOW
---------------------------------------------------------------------------------------------------
  STOCK PRICE                     $7.625          $7.875        (3.17%)          $8.125       $7.25
---------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)           $9.09           $9.50         (4.32%)          $9.57        $8.67
---------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

     Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

     The mortgage-backed securities (MBS) market significantly outperformed Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period, as strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and homeowners refinanced at a faster pace during October and November. For the year, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 5.35% total return versus the 3.63% return of the LEHMAN BROTHERS AGGREGATE INDEX.

     Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1995 asset composition.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
 COMPOSITION                             DECEMBER 31, 1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------
 Corporate Bonds                                 34%                 37%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                          18%                 25%
--------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs    11%                  9%
--------------------------------------------------------------------------------
 FHA Project Loans                               10%                 10%
--------------------------------------------------------------------------------
 Commercial Mortgage BackedSecurities             8%                  6%
--------------------------------------------------------------------------------
 Taxable Zero-Coupon Bonds                        5%                  2%
--------------------------------------------------------------------------------
 Strip Mortgage Backed Securities                 5%                  1%
--------------------------------------------------------------------------------
 U.S. Government Securities                       4%                  0%
--------------------------------------------------------------------------------
 Municipal Bonds                                  3%                  3%
--------------------------------------------------------------------------------
 Asset-Backed Securities                          2%                  7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           RATING % OF CORPORATES
                                  ----------------------------------------------
         CREDIT RATING              DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------
       AA or equivalent                     1%                 15%
--------------------------------------------------------------------------------
        A or equivalent                    43%                 50%
--------------------------------------------------------------------------------
       BBB or equivalent                   55%                 34%
--------------------------------------------------------------------------------
       BB or equivalent                     1%                  1%
--------------------------------------------------------------------------------

     As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 34% of the Trust's assets were invested in corporates. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

     To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

     We appreciate your continued confidence and look forward to managing The BlackRock Investment Quality Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report.
Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P.Lustig
--------------------                        --------------------
Robert S. Kapito                            Michael P.Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BQT
--------------------------------------------------------------------------------
   Initial Offering Date:                                       April 21, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/96:                              $7.625
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/96:                                  $9.09
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/96 ($7.625)1:            7.54%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                        $0.047917
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                     $0.575000
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 1996
--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                                 VALUE
(UNAUDITED)     (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--145.8%
                        MORTGAGE PASS-THROUGHS--41.7%
                        Federal Home Loan Mortgage
                          Corporation,
              $15,764     6.50%, 8/01/25 - 10/01/25 ........     $ 15,069,203
                7,176     7.50%, 7/01/26 - 12/01/26 ........        7,182,378
                        Federal Housing Administration,
                2,436     Alliance, 7.35%, 4/01/19 .........        2,458,448
                2,151     Colonial, Series 37,
                            7.40%, 12/01/22 ................        2,163,547
                1,553     Elkton Care Center,
                            7.30%, 6/01/35 .................        1,512,143
               10,059     GMAC, Series 54,
                            7.43%, 2/01/21 .................       10,255,703
                1,257     Middlesex, 8.625%, 9/01/34 .......        1,305,796
                1,683     Overlook Green South,
                            7.50%, 9/01/34 .................        1,693,611
                1,912     Providence Apartments,
                            7.25%, 12/01/34 ................        1,852,763
                2,114     Rosewood, 7.875%, 12/01/34 .......        2,126,876
                1,519     Senaca Hills, 8.525%, 8/01/34 ....        1,571,524
                1,478     St. Camillus Nursing,
                            7.875%, 5/01/35 ................        1,487,736
                2,877     Tuttle Grove, 7.25%, 10/01/35 ....        2,787,871
                          USGI,
                1,696       Series 99, 7.43%, 10/01/23 .....        1,728,138
                8,292       Series 885, 7.43%, 3/01/22 .....        8,350,859
                9,275       Series 2081, 7.43%, 5/01/23 ....        9,474,123
                1,415       Whitehall, 8.25%, 5/25/35 ......        1,453,509
                        Federal National Mortgage Association,
                9,701++   Multi-family, 6.35%, 10 year,
                            1/01/04 ........................        9,467,424
                2,429++   Multi-family, 7.66%, 10 year,
                            3/01/04 ........................        2,515,448
                2,839+    Multi-family, 8.26%, 10 year,
                            2/01/04 ........................        3,001,303
                2,357+    Multi-family, 8.78%, 10 year,
                            4/01/04 ........................        2,482,747
                1,576++   Multi-family, 8.89%, 10 year,
                            4/01/04 ........................        1,696,120
               36,000     7.00%, 7 Year ....................       36,146,160
                          Government National Mortgage
                            Association,
               12,063       7.00%, 4/15/23 - 4/15/24 .......       11,798,997
                                                                -------------
                                                                  139,582,427
                                                                -------------
                        MULTIPLE CLASS MORTGAGE
                        PASS-THROUGHS--15.8%
               10,000+  Community Program Loan Trust,
                          Series 1987-A, Class A-4, 4.50%,
                          10/01/18 .........................        8,565,625
                        Federal Home Loan Mortgage
                          Corporation, Multiclass Mortgage
                          Participation Certificates, (REMIC)
                5,000++   Series 1295, Class 1295-JB,
                            3/15/07 ........................        4,476,500
                1,827++   Series 1552, Class 1552-LF,
                            9/15/22 (ARM) ..................        1,624,072
                6,001+    Series 1634, Class 1634-SG,
                            12/15/22 (ARM) .................        5,332,585
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION,
                          REMIC Pass-Through Certificates,
                3,496++   Trust 269, Class 269-1, 8/01/22           3,712,437
                2,204++   Trust G93-27, Class 27-SE,
                            8/25/23 (ARM) ..................        1,122,495
                1,646++   Trust 1992-155, Class 155-SB,
                            12/25/06 (ARM) .................        1,595,369
                3,883+    Trust 1992-192, Class 192-SB,
                            11/25/07 (ARM) .................        3,507,113
                1,490     Trust 1993-22, Class 22-PT
                            10/25/18 (I) ...................          362,452
                  712     Trust 1993-179, Class 179-SA,
                            10/25/23 (ARM) .................          611,193
                1,932++   Trust 1993-192, Class 192-S,
                            4/25/07 (ARM) ..................        1,483,007
                3,731+    Trust 1993-212, Class 212-SB,
                            11/25/08 (ARM) .................        2,853,538
                  825     Trust 1993-228, Class 228-B,
                            3/25/23 (P) ....................          637,313
                3,500+    Trust 1994-M1, Class B
                            10/25/03 .......................        3,452,422
                  950     Trust 1994-10, Class 10-S
                            1/25/24 (ARM) ..................          755,278
                  714     Trust 1994-17, Class 17-SA
                            1/25/09 (ARM) ..................          686,846
                6,441+    Trust 1994-19, Class 19-C,
                            1/25/24 ........................        5,715,307
                3,537     Trust 1994-42, Series 42-SO,
                            3/25/23 (ARM) ..................          501,828

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                                 VALUE
(UNAUDITED)     (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
            $   2,000++   Trust 1996-M5, Class A2,
                            1/25/11 ........................   $    2,048,125
                7,000     Trust 1996-20, Class 20-SB,
                            10/25/08 (ARM) .................        2,552,813
                4,128     Trust 1996-24, Class 24-SE,
                            3/25/09 (ARM) ..................          836,020
                  660   Residential Funding Mortgage Sec I,
                          Series 1993-S15, Class A-17,
                          4/25/08 ..........................          557,630
                                                                -------------
                                                                   52,989,968
                                                                -------------
                        COMMERCIAL MORTGAGE-BACKED
                        SECURITIES--11.4%
 AAA            2,000   AETNA, Series 1995-C5, Class B,
                            6.74%, 12/26/30 ................        1,960,484
 A              2,700   American Southwest Financial
                            Securities Corp., Series 1994-C2,
                            Class A4, 8.00%, 8/25/10 .......        2,740,032
 A              5,000     CS First Boston Corp.,
                            Series 1995-AEW 1, Class C,
                            7.458%, 11/25/27 ...............        5,028,125
 AA             4,000     Debartolo Capital Partnership, 144A
                            Class B1, 7.61%, 5/01/04 .......        4,120,483
 Baa2           6,485     FDIC REMIC Trust, Series 1994-C1,
                            Class II-F, 8.70%, 9/25/25 .....        6,763,046
                          LTC Commercial Mortgage
                            Pass-Through Certificates,
 A              2,000       Series 1994-1, Class 1-D,
                              10.00%, 6/15/26 ..............        2,219,908
 AAA            3,236       Series 1996-1, Class 1-A, 144A
                              7.06%, 4/15/28 ...............        3,248,347
 BBB            2,600     Nomura Asset Capital Corp.,
                            Series 1993-M1, Class A3, 144A
                              7.64%, 11/25/03 ..............        2,637,526
 BBB              500     PaineWebber Mortgage
                            Acceptance Corp., Series 1995-M2,
                            144A CLASS D, 7.20%, 12/01/03...          499,465
                          Structured Asset Securities
                            Corporation, Mortgage Certificate,
 A              3,000     Series 1996, Class D,
                            7.034%, 2/25/28, ...............        2,972,242
 BBB            5,970     Series 1996, Class E,
                            7.75%, 2/25/28, ................        5,877,788
                                                                -------------
                                                                   38,067,446
                                                                -------------
                 CORPORATE BONDS--49.9%
                 FINANCE & BANKING--15.2%
 A3             2,450     Amsouth Bancorp.,
                            6.75%, 11/01/25 ................        2,383,214
 A2             2,000     Bank of Hawaii,
                            6.875%, 6/01/03 ................        1,981,320
 A2             3,000     Den Danske Bank, 144A
                            7.25%, 6/15/05 .................        3,016,539
 A2             1,300     Equitable Life of America, 144A
                            6.95%, 12/01/05 ................        1,278,689
 A2             5,000@+   Farmers Insurance, 144A
                            8.50%, 8/01/04 .................        5,257,641
 A3             4,800     First National Bank of Boston,
                            8.00%, 9/15/04 .................        5,031,024
 A3             5,000++   Fleet Financial Group,
                            8.125%, 7/01/04 ................        5,316,750
 A1             4,850     Goldman Sachs Group, 144A
                            6.25%, 2/01/03 .................        4,695,651
 BBB            3,500     Macsaver Financial Services Inc.,
                            Gtd. Note, 7.875%, 8/01/03 .....        3,519,848
 A1             1,000     Metropolitan Life Insurance Co., 144A
                            6.30%, 11/01/03 ................          968,126
 Baa3           3,100     New American Capital, Inc., 144A
                            Series C, 6.94%, 4/12/00 .......        3,117,438
 A-             3,800     Old Kent Financial Corp.,
                            6.625%, 11/15/05 ...............        3,669,925
                          PaineWebber Group, Inc.,
 Baa2             500       6.90%, 2/09/04 .................          486,628
 Baa1           2,000       8.875%, 3/15/05 ................        2,169,240
 BBB            3,000     Peoples Bank Bridgeport Ct.,
                            7.20%, 12/01/06 ................        2,939,306
 A3             3,100     Reliaster Financial Corp.,
                            6.625%, 9/15/03 ................        3,026,787
 Baa1           2,000     Salomon, Inc.,
                            6.75%, 1/15/06 .................        1,902,560
                                                                -------------
                                                                   50,760,686
                                                                -------------
                 CORPORATE BONDS--(CONT.)
                 INDUSTRIALS--15.4%
 A3               400     American Airlines, Inc.,
                            10.44%, 3/04/07 ................          481,272
 BBB            3,600     Anixter Inc.,
                            8.00%, 9/15/03 .................        3,673,735
 AA-            2,000     Coca Cola Enterprises, Inc.,
                            7.875%, 2/01/02 ................        2,109,880

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                                 VALUE
(UNAUDITED)     (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
 Baa2       $   2,000     Conagra, Inc.,
                            7.40%, 9/15/04 .................   $    2,044,769
 A1             5,500++   Ford Motor Credit Co.,
                            7.50%, 6/15/04 .................        5,684,612
 Baa1           7,000     ITT Corp.,
                            6.75%, 11/15/03 ................        6,849,754
 BBB+           5,000     Lukens, Inc.,
                            7.625%, 8/01/04 ................        5,100,950
 Baa3           2,000     Lyondell Petrochemical Co.,
                            9.125%, 3/15/02 ................        2,192,537
 BBB+           5,000     Newmont Mining Corp.,
                            8.00%, 12/01/04 ................        5,263,050
 BBB            3,000     News America Holdings, Inc.,
                            8.50%, 2/15/05 .................        3,232,170
 BBB            5,000     Pulte Corp.,
                            8.375%, 8/15/04 ................        5,217,600
 BBB-           2,000     Ralcorp Holdings, Inc.,
                            8.75%, 9/15/04 .................        2,203,324
 BBB-           3,000     Tele-Communications, Inc.,
                            8.25%, 1/15/03 .................        3,035,367
                           Xtra, Inc.,
 BBB+           2,000       6.50%, 1/15/04 .................        1,940,920
 BBB+           2,500       7.22%, 7/31/04 .................        2,523,300
                                                                  -----------
                                                                   51,553,240
                                                                  -----------
                          CORPORATE BONDS--(CONT.)
                          SOVEREIGN & PROVINCIAL     11.5%
 A-             6,000     Banamex Remittance Master Trust,
                            Series 1996, 7.57%, 1/01/01 ....        5,955,938
 A3             6,500     Bangkok Bank, 144A
                            7.25%, 9/15/05 .................        6,371,573
 BBB+           2,000     Canadian Pacific Ltd.,
                            6.875%, 4/15/03 ................        1,997,422
 Baa3           1,500     Colombia Republic Euro Medium
                            144A Term Note, 8.66%, 10/07/16         1,563,960
 BBB+           2,000     Corporacion Andina De Fomento,
                            7.10%, 2/01/03 .................        2,002,760
 BBB-           5,000     Empresa Electric Guacolda Sa, 144A
                            7.95%, 4/30/03 .................        5,088,910
 A2             5,000     Industrial Finance Corp., Thailand,
                            144A 6.875%, 4/01/03 ...........        4,961,121
 A3             3,500     Israel Electric Corp. Ltd., 144A
                            7.25%, 12/15/06 ................        3,479,770
 A2             5,000     Quebec Province,
                            8.625%, 1/19/05 ................        5,498,900
 Baa1           1,735     YPF Sociedad Anonima,
                            7.50%, 10/26/02 ................        1,769,626
                                                                  -----------
                                                                   38,689,980
                                                                  -----------
                          UTILITIES--7.8%
                          360 Degree Communications Co.,
 BBB-       $   2,000       7.125%, 3/01/03 ................   $    1,974,380
 BBB-           2,000       7.50%, 3/01/06 .................        1,980,180
 BBB-           5,000     Gulf States Utilities Co.,
                            8.25%, 4/01/04 .................        5,284,150
 BB-            5,400     Niagara Mohawk Power Corp.,
                            7.375%, 8/01/03 ................        5,002,520
 Baa3           5,000     NRG Energy, Inc., 144A
                            7.625%, 2/01/06 ................        4,734,904
 Baa2           2,000     Ohio Edison Co.,
                            8.625%, 9/15/03 ................        2,126,116
 A1             5,000     Telekom Malaysia Berhad, 144A
                            7.125%, 8/01/05 ................        5,019,600
                                                                  -----------
                                                                   26,121,850
                                                                  -----------

                 ASSET-BACKED SECURITIES--2.6%
 AAA            5,000     NYC Mortgage Loan Trust,
                            Series 1996, Class A-2, 144A
                            6.75%, 6/25/11 .................        4,817,969
 A              4,000     Student Loan Marketing Associates,
                            Series 1995-1, Class B,
                            6.22%, 10/25/09 ................        4,000,000
                                                                  -----------
                                                                    8,817,969
                                                                  -----------

                        STRIPPED MORTGAGE-BACKED
                        SECURITIES--7.3%
                        Federal Home Loan Mortgage  Corporation
               21,036+    Series G25 Class 25-S,
                            8/25/06 (I/O) ..................          947,887
               49,675     Series 1506 Class 1506-SA,
                            1/15/05 (I/O) ..................        1,366,069
                8,302++   Series 1751, Class 1751-PL
                            10/15/23 (I/O) .................        1,271,287
                1,346++   Series 1862, Class 1862-DA
                            12/15/22, (P/O) ................        1,034,436
                1,570++   Series 1862, Class 1862-DB
                            12/15/22, (P/O) ................        1,206,844
                5,000+    Series 1917, Class 1917-AS,
                            5/15/08 (I/O) ..................        1,200,000
                        Federal National Mortgage
                          Association,
                5,354++   Trust 63, Class 2
                            6/01/18 (I/O) ..................        1,619,504
                9,600+    Trust 1990-108, Class 108-H,
                            9/25/20 (I/O) ..................        2,100,322
                2,352     Trust 1991-G39, Class MC,
                            11/25/20 (I/O) .................          391,590

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                                 VALUE
(UNAUDITED)     (000)              DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
            $   4,097++   Trust 1993-147, Class 147-H,
                            8/25/23 (P/O) ..................   $    3,180,289
                9,857     Trust 1996-24, Class 24-SL,
                            8/25/23 (I/O) ..................        1,607,947
                6,852     Trust 1996-32, Class 32-E,
                            10/25/08 (I/O) .................        5,379,050
               87,162     Trust 1996-54, Class 54-SH
                            8/25/23 (I/O) ..................        2,682,954
               55,914     Trust 1996-54, Class 54-SI
                            8/25/23 (I/O) ..................          428,095
                                                                 ------------
                                                                   24,416,274
                                                                 ------------

                        U.S GOVERNMENT SECURITIES--6.4%
                        Small Business Administration
                          Participation Certificate,
                5,000++   Series 1996-20-K,
                            6.95%, 11/01/16 ................        4,960,156
                3,000++   Series 1995-10-C,
                            7.35%, 8/01/05 .................        3,030,938
                2,000++   Series 1996-10-C,
                            7.35%, 8/01/06 .................        2,023,750
                1,379++   Series 1996-20-F,
                            7.55%, 6/01/16 .................        1,411,512
                2,000++   Series 1996-20-G,
                            7.70%, 7/01/16 .................        2,065,938
                        U.S. Treasury Notes,
                2,000++   5.75%, 8/15/03 ...................        1,940,000
                2,300++   6.50%, 10/15/06 ..................        2,312,581
                3,450+    7.25%, 8/15/04 ...................        3,631,125
                                                                 ------------
                                                                   21,376,000
                                                                 ------------

                          TAXABLE ZERO COUPON BONDS--7.0%
               40,000     Bankers Trust,
                            12/31/04 .......................       23,320,000
                                                                 ------------
                          TAXABLE MUNICIPAL BONDS--3.7%
 AAA            4,285     California Housing Finance Agency
                            Revenue, Taxable Home
                            Mortgage Series
                            6.69%, 8/01/03 .................        4,258,262
 AA-            2,000     Fresno California Taxable Pension
                            Obligation, 7.15%, 6/01/04 .....        2,025,720
 AAA            4,000     Los Angeles County California
                            Pension, Taxable Series D,
                            6.77%, 6/30/05 .................        4,002,680
 AAA            2,250     San Francisco California City &
                            Cnty. Arpts., Commission
                            International Airport,
                            6.55%, 5/01/04 .................        2,228,647
                                                                 ------------
                                                                   12,515,309
                                                                 ------------
                          Total Long-Term Investments
                            (cost $488,290,762) ............      488,211,150
                                                                 ------------

                          SHORT-TERM INVESTMENTS--1.0%
            Contracts**   PUT OPTION PURCHASED
            ---------
                2,200     U.S. TREASURY NOTE, 7.00% 7/15/06
                            @102 EXPIRING 7/2/97
                            (COST $3,162,500) ..............        3,334,320
                                                                 ------------
                          Total investments before
                            security sold short
                            (cost $491,453,262) ............      491,545,470
                          SECURITY SOLD SHORT--(14.1%)
                          United States Treasury Bonds,
              (47,000)      6.75% 8/15/26
                            (proceeds $46,604,072) .........      (47,352,500)
                                                                 ------------
                          Total Investments net of
                            short sale--132.7%
                            (cost $444,849,190) ............      444,192,970
                          Liabilities in excess of other
                          assets--(32.7%) ..................     (109,413,985)
                                                                 ------------
                          NET ASSETS--100% .................     $334,778,985
                                                                 ============

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** One contract equals 100,000 face value.
+ In aggregate, $27,647,125 of principal amount pledged as collateral for reverse repurchase agreements.
++ Entire  principal  amount  pledged  as  collateral  for  reverse   repurchase
   agreements.
@ In aggregate, $2,250,000 of principal amount pledged as collateral for futures transactions.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

          ARM-- Adjustable Rate Mortgage.
          CMO-- Collateralized Mortgage Obligation.
          CMT-- Constant Maturity Treasury.
            I-- Denotes a CMO with interest only characteristics.
            P-- Denotes a CMO with principal only characteristics.
          I/O-- Interest Only.
          P/O-- Principal Only.
        REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $491,453,262)
  (Note 1) ...............................................         $491,545,470
Cash .....................................................              476,955
Deposits with brokers as collateral
  for investments sold short (Note 1) ....................           48,880,000
Interest receivable ......................................            5,769,405
Receivable for investments sold ..........................               35,926
Due from broker-variation margin .........................               25,305
Deferred organization expenses and other
  assets .................................................                4,634
                                                                  -------------
                                                                    546,737,695
                                                                  -------------
LIABILITIES

Reverse repurchase agreements (Note 4) ...................           96,846,375
Payable for investments purchased ........................           64,079,629
Investment sold short, at value
  (proceeds $46,604,072)(Note 1) .........................           47,352,500
Swap option written, at value
  (premium received $1,267,500) ..........................            1,340,550
Interest payable .........................................            1,851,512
Dividends payable ........................................              176,977
Advisory fee payable (Note 2) ............................              171,776
Administration fee payable (Note 2) ......................               34,335
Other accrued expenses ...................................              105,056
                                                                  -------------
                                                                    211,958,710
                                                                  -------------
NET ASSETS ...............................................         $334,778,985
                                                                  =============

Net assets were comprised of:
  Common stock, at par (Note 5) ..........................         $    368,106
  Paid-in capital in excess of par .......................          344,473,944
                                                                  -------------
                                                                    344,842,050
  Undistributed net investment income ....................            1,782,057
  Accumulated net realized losses ........................          (11,155,487)
  Net unrealized depreciation ............................             (689,635)
                                                                  -------------
  Net assets, December 31, 1996 ..........................         $334,778,985
                                                                  =============
Net asset value per share:
  ($334,778,985 / 36,810,639 shares of
  common stock issued and outstanding) ...................                $9.09
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $1,299,664 and interest expense of
    $6,382,217)                                                    $ 26,451,447
                                                                   ------------
Operating Expenses
  Investment advisory ......................................          2,006,371
  Administration ...........................................            401,274
  Reports to shareholders ..................................            247,000
  Directors ................................................             79,000
  Custodian ................................................             65,000
  Audit ....................................................             34,000
  Legal ....................................................             30,000
  Transfer agent ...........................................             23,000
  Miscellaneous ............................................            157,626
                                                                   ------------
    Total operating expenses ...............................          3,043,271
                                                                   ------------
  Net investment income ....................................         23,408,176
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized gain (loss)
  Investments ..............................................          8,242,680
  Short sales ..............................................           (663,984)
  Futures ..................................................         (4,436,600)
                                                                   ------------
                                                                      3,142,096
                                                                   ------------
Net change in unrealized
appreciation (depreciation)
  Investments ..............................................        (19,625,002)
  Short sales ..............................................           (748,428)
  Options ..................................................            (73,050)
  Futures ..................................................            439,569
                                                                   ------------
                                                                    (20,006,911)
                                                                   ------------
  Net loss on investments ..................................        (16,864,815)
                                                                   ------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................................       $  6,543,361
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest received .....................................      $    34,804,756
   Operating expenses and excise taxes paid ..............           (3,235,454)
   Interest expense paid .................................           (5,050,206)
   Proceeds from disposition of short-term
      portfolio investments, net .........................               36,989
   Purchase of long-term portfolio investments ...........       (1,081,506,674)
   Proceeds from disposition of long-term
                  portfolio investments ..................        1,096,069,618
   Variation margin on futures ...........................           (3,995,618)
                                                                ---------------
   Net cash flows provided by operating
      activities .........................................           37,123,411
                                                                ---------------

Cash flows used for financing activities:
   Decrease in reverse repurchase agreements .............          (15,160,367)
   Cash dividends paid ...................................          (21,677,657)
                                                                ---------------
   Net cash flows used for financing activities ..........          (36,838,024)
                                                                ---------------
Net increase in cash .....................................              285,387
Cash at beginning of year ................................              191,568
                                                                ---------------
Cash at end of year ......................................      $       476,955
                                                                ===============


RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
   operations ............................................      $     6,543,361
                                                                ---------------
Decrease in investments ..................................            7,141,685
Net realized gain ........................................           (3,142,096)
Increase in unrealized depreciation ......................           20,006,911
Decrease in interest receivable ..........................              671,428
Decrease in receivable for investments sold ..............               86,938
Increase in deposits with brokers ........................          (48,880,000)
Increase in investments sold short .......................           47,352,500
Increase in swap option written ..........................            1,340,550
Decrease in other assets .................................               14,041
Increase in payable for investments purchased ............            4,846,851
Decrease in due from broker-variation margin .............                1,413
Increase in interest payable .............................            1,332,011
Decrease in other accrued expenses .......................             (192,182)
                                                                ---------------
   Total adjustments .....................................           30,580,050
                                                                ---------------
Net cash flows provided by operating activities ..........      $    37,123,411
                                                                ===============


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------


                                                  YEARS ENDED DECEMBER 31,
                                                 --------------------------
                                                    1996            1995
                                                 ----------       ---------
Increase (Decrease) in
Net Assets

Operations:

   Net investment income ...............      $  23,408,176       $  22,249,441

   Net realized gain (loss) on
      investments, short sales
      and futures ......................          3,142,096          (3,158,168)

Net change in unrealized
      appreciation
      (depreciation) on
      investments, short sales,
      options and futures ..............        (20,006,911)         51,630,619
                                              -------------       -------------

   Net increase (decrease) in
      net assets resulting from
      operations .......................          6,543,361          70,721,892
                                              -------------       -------------
Dividends & Distributions:
   Dividends from net
      investment income ................        (21,626,119)        (22,249,441)

   Distributions in excess of
      net investment income ............                 --            (757,692)
                                              -------------       -------------
   Total dividends &
      distributions ....................        (21,626,119)        (23,007,133)
                                              -------------       -------------
   Total increase (decrease) ...........        (15,082,758)         47,714,759

NET ASSETS

Beginning of year ......................        349,861,743         302,146,984
                                              -------------       -------------
End of year ............................      $ 334,778,985       $ 349,861,743
                                              =============       =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                       APRIL 29,
                                                                                                                        1992*
                                                                        YEAR ENDED DECEMBER 31,                        THROUGH
                                                                 -----------------------------------                 DECEMBER 31,
                                                                  1996              1995               1994        1993        1992
                                                                  ----              ----               ----        ----        ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................        $   9.50          $   8.21          $   9.47
                                                                --------          --------          --------
  Net investment income (net of interest expense of
    $.17, $.23, $.17, $.15 and $.08, respectively) .....             .64               .60               .62
  Net realized and unrealized gain (loss) on investments            (.46)             1.31             (1.16)
                                                                --------          --------          --------
Net increase (decrease) from investment operations .....             .18              1.91              (.54)
                                                                --------          --------          --------
Dividends from net investment income ...................            (.59)             (.60)             (.68)
Distributions in excess of net investment income .......                                --              (.02)
                                                                --------          --------          --------
Total dividends and distributions ......................            (.59)             (.62)             (.72)
                                                                --------          --------          --------
Capital charge with respect to issuance of shares ......              --                --                --
                                                                --------          --------          --------
Net asset value, end of period** .......................        $   9.09          $   9.50          $   8.21
                                                                --------          --------          --------

Market value, end of period** ..........................        $  7.625          $  7.875          $   7.00
                                                                ========          ========          ========

TOTAL INVESTMENT RETURN+ ...............................            4.58%            21.91%           (18.10%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses## ...................................            0.91%             0.92%             0.93%
Net investment income ..................................            7.03%             6.76%             7.10%

SUPPLEMENTALDATA:
Average net assets (in thousands) ......................        $332,778          $328,950          $320,366
Portfolio turnover .....................................            221%              160%              111%
Net assets, end of period (in thousands) ...............        $334,779          $349,862          $302,147
Reverse repurchase agreements outstanding, end of period
  (in thousands) .......................................        $ 96,846          $112,007          $149,800
Asset coverage+++ ......................................        $  4,457          $  4,124          $  3,017



                                                                                APRIL 29,
                                                                                 1992*
                                                              YEAR ENDED        THROUGH
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  1993           1992
                                                              ----------       ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................          $9.57            $9.40
                                                           ------------     ------------
  Net investment income (net of interest expense of
    $.17, $.23, $.17, $.15 and $.08, respectively) .....            .80              .54
  Net realized and unrealized gain (loss) on investments           (.16)             .19
                                                           ------------     ------------
Net increase (decrease) from investment operations .....            .64              .73
                                                           ------------     ------------
Dividends from net investment income ...................           (.74)            (.54)
Distributions in excess of net investment income .......             --               --
                                                           ------------     ------------
Total dividends and distributions ......................           (.74)            (.54)
                                                           ------------     ------------
Capital charge with respect to issuance of shares ......             --             (.02)
                                                           ------------     ------------
Net asset value, end of period** .......................          $9.47           $9.57#
                                                           ------------     ------------

Market value, end of period** ..........................         $9.375           $9.375
                                                           ============     ============

TOTAL INVESTMENT RETURN+ ...............................           7.96%            5.24%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses## ...................................           0.89%            0.91%++
Net investment income ..................................           8.19%            8.45%++

SUPPLEMENTALDATA:
Average net assets (in thousands) ......................       $358,623         $348,471
Portfolio turnover .....................................             77%              26%
Net assets, end of period (in thousands) ...............       $348,528         $352,417
Reverse repurchase agreements outstanding, end of period
  (in thousands) .......................................       $156,558         $172,195
Asset coverage+++ ......................................         $3,226           $3,047



----------
*   Commencement of investment operations.
** NAV and market value are published in THE WALL STREET JOURNAL each Monday. # Net asset value immediately after the closing of the first public offering was $9.38.
## The ratios of operating expenses, including interest expense, to average net assets were 2.83%, 3.44%, 2.84%, 2.38% and 2.29% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.83%, 3.44%, 2.85%, 2.41% and, 2.35% for the periods indicated above, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
++  Annualized.
+++ Per $1,000 of reverse repurchase agreements outstanding.
    The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES


     The BlackRock Investment Quality Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market"to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: The swap option is similar to an option on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received from writing options are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Written interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market.

In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1996.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
     The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management LLC ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets until December 31, 1998, 0.50% from January 1, 1999 to December 31, 2002 and 0.40% from January 1, 2003 to the termination or liquidation of the Trust. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO  SECURITIES
     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1996 aggregated $1,086,352,824 and $1,093,234,898, respectively.

     The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust held 13.2% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $92,208 (gross unrealized appreciation-$6,763,841; gross unrealized depreciation-$6,671,633).

     For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1996 of approximately $13,694,100, of which $7,412,800 expires in 2001, $2,436,800 expires in 2002 and $3,844,500 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     During the year ended December 31, 1996, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1996 are as follows:

                                         VALUE AT       VALUE AT     UNREALIZED
NUMBER OF                EXPIRATION       TRADE       DECEMBER 31,  APPRECIATION
CONTRACTS     TYPE          DATE          DATE           1996     (DEPRECIATION)
---------     ----          ----          ----           ----     --------------
              Long
           position:       March
100   30 yr. U.S. T-Bond   1997       $11,619,275      $11,262,500    $(356,775)
              Short
             positions:    March
29    5 yr. U.S. T-Note    1997         3,131,541        3,091,219       40,322
                           March
175   10 yr. U.S. T-Note   1997        19,452,963       19,096,875      356,088
                                                                      ---------
                                                                      $  39,635
                                                                      =========

     The trust sold a swap option ("swaption")which settled on October 31, 1996 with a notional amount of $150 million. Under this swaption, the Trust received $1,267,500. The contract consists of an option for the purchaser to enter into a swap agreement with the trust. The swap would involve the Trust receiving a variable rate of 3-month LIBORand the Trust paying a fixed rate of 5.00%, both based on the $150 million notional amount for a period of ten years beginning June 19, 2001. The option expires on June 15, 2001. At December 31, 1996, unrealized depreciation was $73,050.

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $93,500,371 at a weighted average interest rate of approximately 5.56%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $117,709,548 as of January 31, 1996 which was 21.7% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the year ended December 31, 1996 was approximately $60,787,306. The maximum amount of dollar rolls outstanding at any month-end during the year was $77,989,475 as of February 29, 1996, which was 13.65% of total assets.

NOTE 5. CAPITAL
     There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at December 31, 1996, the Adviser owned 10,639 shares.

NOTE 6. DIVIDENDS
     Subsequent to December 31, 1996, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.047917 per share payable January 31, 1997 to shareholders of record on January 15, 1997.


                                                                                 NET REALIZED AND
                                                                                    UNREALIZED                    NET INCREASE
                                                                                  GAINS (LOSSES)                    (DECREASE)
                                                                                  ON INVESTMENTS                   IN NET ASSETS
                                                        NET INVESTMENT            AND SHORT SALES                 RESULTING FROM
           QUARTERLY                     TOTAL              INCOME                   AND FUTURES                     OPERATIONS
            PERIOD                     INCOME          AMOUNT    PER SHARE        AMOUNT    PER SHARE        AMOUNT       PER SHARE
            ------                     ------          ------    ---------        ------    ---------        ------       ---------
January 1, 1995 to March 31, 1995 ..   $6,270,299   $5,558,153     $.15       $15,629,817     $.42          $21,187,970       $.57
April 1, 1995 to June 30, 1995 .....    6,338,180    5,581,999      .15        20,052,401      .55           25,634,400        .70
July 1, 1995 to September 30, 1995 .    6,114,704    5,340,237      .15           952,984      .02            6,293,221        .17
October 1, 1995 to December 31, 1995    6,541,917    5,769,052      .15        11,837,249      .32           17,606,301        .47
January 1, 1996 to March 31, 1996 ..    6,938,785    6,156,204      .17       (18,916,882)    (.51)         (12,760,678)      (.34)
April 1, 1996 to June 30, 1996 .....    6,362,739    5,620,335      .15        (5,191,858)    (.14)             428,477        .01
July 1, 1996 to September 30, 1996 .    6,581,597    5,826,460      .16         1,415,243      .04            7.241,703        .20
October 1, 1996 to December 31, 1996    6,568,326    5,805,177      .16         5,828,683      .15           11,633,860        .31



                                              DIVIDENDS                                PERIOD
                                                 AND                                     END
           QUARTERLY                       DISTRIBUTIONS             SHARE PRICE     NET ASSET
            PERIOD                       AMOUNT    PER SHARE        HIGH      LOW      VALUE
            ------                       ------    ---------        ----      ---      -----
January 1, 1995 to March 31, 1995 ..   $5,982,026      $.16        $7 1/2   $7         $8.62
April 1, 1995 to June 30, 1995 .....    5,982,063       .16         8        7 3/8      9.16
July 1, 1995 to September 30, 1995 .    5,521,584       .15         8        7 3/8      9.18
October 1, 1995 to December 31, 1995    5,521,460       .15         8 1/4    7 1/2      9.50
January 1, 1996 to March 31, 1996 ..    5,521,596       .15         8 1/8    7 1/2      9.01
April 1, 1996 to June 30, 1996 .....    5,521,514       .15         7 5/8    7 1/4      8.87
July 1, 1996 to September 30, 1996 .    5,291,498       .14         7 5/8    7 1/4      8.92
October 1, 1996 to December 31, 1996    5,291,511       .15         7 3/4    7 3/8      9.09


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Term Trust Inc., including the portfolio of investments, as of December 31, 1996, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 29, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable asurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 1996, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/S/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1996.
     During the fiscal year ended December 31, 1996, the Trust paid dividends of $0.5875 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
     For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):     Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known asFannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY
SECURITIES (I/O):             Mortgage securities that receive only the interest
                              cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY
SECURITIES (P/O):             Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as STRIPS.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                   In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------  --------
The BlackRock Income Trust Inc. ..............................     BKT     N/A
The BlackRock North American Government Income Trust Inc. ....     BNA     N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ...........................     BBT     12/98
The BlackRock 1999 Term Trust Inc. ...........................     BNN     12/99
The BlackRock Target Term Trust Inc. .........................     BTT     12/00
The BlackRock 2001 Term Trust Inc. ...........................     BLK     06/01
The BlackRock Strategic Term Trust Inc. ......................     BGT     12/02
The BlackRock Investment Quality Term Trust Inc. .............     BQT     12/04
The BlackRock Advantage Term Trust Inc. ......................     BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ....     BCT     12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                               STOCK    MATURITY
PERPETUAL TRUSTS                                               SYMBOL    DATE
                                                               -------  --------
The BlackRock Investment Quality Municipal Trust Inc. ..........   BKN     N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust .......   RFA     N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ     N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .   RNY     N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc. .................   BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ...........   BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ........   BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ..   BLN     12/08
The BlackRock Insured Municipal Term Trust Inc. ................   BMT     12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
          (800) 227-7BFM 7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.

                   c/o Prudential Mutual Fund Management, LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

                                                                      09247E-103

THE BLACKROCK
INVESTMENT QUALITY
TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996


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